UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 19, 2025
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On December 19, 2025, Michael J. Grubb, Senior Vice President and Chief Accounting Officer, notified Toll Brothers, Inc. (the “Company”) of his intention to retire as the Company’s principal accounting officer on February 2, 2026. Mr. Grubb, 61, has worked for the Company for the past 22 years and was appointed to the Chief Accounting Officer role in January 2018.
The Company intends to appoint Ms. Erica J. Mainardi, 44, to the role of Senior Vice President and Chief Accounting Officer (principal accounting officer) effective February 2, 2026. Ms. Mainardi joined the Company as Director, FP&A in June 2020 and was promoted to Vice President in September 2021, assuming Corporate Accounting oversight. Prior to joining the Company, Ms. Mainardi served as Global Business Controller & Accounting Policy Leader at DuPont de Nemours, Inc., Senior Director, Technical Accounting & Financial Reporting at BrightView Holdings, Inc. and was an Audit Senior Manager at Ernst & Young LLP. Ms. Mainardi is a Certified Public Accountant and holds a B.S. in Accounting from Saint Joseph’s University.

There are no arrangements or understandings between Ms. Mainardi and any other person pursuant to which she was selected as the Company’s principal accounting officer, and there are no family relationships between Ms. Mainardi and any director or other officer of the Company. Ms. Mainardi does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
ITEM 9.01. Financial Statements and Exhibits
(d). Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit
No.                            Item

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	December 19, 2025	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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